Exhibit 10.6

EXECUTION VERSION

       ASSUMPTION AGREEMENT, dated as of September 17,  2009, made by Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.), a Delaware limited liability company, in favor of The Bank of New York Mellon, (“BNY”) as collateral agent (in such capacity, the “Collateral Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)).  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

       WHEREAS, Cheniere Common Units Holding, LLC (the “Borrower”), the affiliates of Borrower signatory thereto, the Lenders and BNY, as administrative agent have entered into a Credit Agreement, dated as of August 15, 2008 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

       WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its affiliates, including Cheniere Marketing, Inc., have entered into the Guarantee and Collateral Agreement, dated as of August 15, 2008 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties;

       WHEREAS, after becoming a party to the Guarantee and Collateral Agreement, Cheniere Marketing, Inc. changed its name to Cheniere Marketing, LLC; and

       WHEREAS, Cheniere Marketing, LLC has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

       NOW, THEREFORE, IT IS AGREED:

1.           Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, Cheniere Marketing, LLC hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  Cheniere Marketing, LLC hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.           GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

CHENIERE MARKETING, LLC
By:	/s/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer